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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ViewCast.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

September 9, 2005
Dear Shareholder:
     You are cordially invited to attend the Annual Meeting of Shareholders of ViewCast.com, Inc., doing business as ViewCast Corporation (“ViewCast”), to be held on Thursday, October 13, 2005, at 1:30 p.m. local time at our offices located at 17300 N. Dallas Pkwy, Suite 2000, Dallas, TX 75248. At the meeting, you will be asked to consider and vote upon the following proposals:
(1)	To elect four directors to serve for a one year term or until their successors are duly elected and qualified,

(2)	To consider and vote upon a proposal to approve the Company’s 2005 Stock Incentive Plan,

(3)	To consider and vote upon a proposal to approve the Company’s 2005 Employee Stock Purchase Plan,

(4)	To ratify the appointment of Grant Thornton LLP as independent auditors for ViewCast for fiscal year 2005, and

(5)	To transact such other business as may properly come before the meeting and any adjournment thereof.
     Of particular importance this year is our request to approve the Company’s 2005 Stock Incentive Plan in Proposal #3 and approve the 2005 Employee Stock Purchase Plan in Proposal #4. ViewCast Corporation is and intends to continue to be a growth company. However, in order to continue growing, it is crucial to recruit, retain and motivate a superior workforce to achieve our long-term strategic goals. We strongly believe that the Stock Incentive Plan and Employee Stock Purchase Plan are essential for us to compete for talent in the competitive labor market in which we operate.
     After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each of the proposals. Details of the proposals and business to be conducted at the meeting can be found in the enclosed Notice of Meeting and Proxy Statement that follow. In addition, we will report on the affairs of ViewCast and a discussion period will be provided for questions and comments of general interest to shareholders.
     Your vote is extremely important. Whether or not you are able to attend, your shares should be represented and voted at this meeting. Accordingly, please complete, sign and date the enclosed proxy card and mail it in the postage-paid return envelope provided at your earliest convenience. Your prompt response is greatly appreciated.
     Thank you for your consideration and support.

Sincerely,

George C. Platt
Chief Executive Officer and President

YOUR VOTE IS IMPORTANT!
Even if you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy in the envelope provided to ensure that your vote will be counted. You may vote in person at the meeting, if you so desire, even if you have previously sent in your proxy.
If your shares are held in the name of a bank, brokerage firm or other nominee, please contact the party responsible for your account and direct him or her to vote your shares on the enclosed card.

Notice of Annual Meeting of Shareholders October 13, 2005
GENERAL INFORMATION
PROPOSAL NO. 1
PROPOSAL NO. 2
PROPOSAL NO. 3
PROPOSAL NO. 4
BENEFICIAL OWNERSHIP OF COMMON STOCK
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
AUDITORS’ FEES AND ANNUAL MEETING ATTENDANCE
SHAREHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
APPENDIX “A”
APPENDIX “B”

ViewCast Corporation
Notice of Annual Meeting of Shareholders
October 13, 2005
TO THE SHAREHOLDERS:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ViewCast.com, Inc., doing business as ViewCast Corporation (“ViewCast”), a Delaware corporation, is scheduled to be held on October 13, 2005 at 1:30 p.m., local time, at our offices located at 17300 N. Dallas Pkwy., Suite 2000, Dallas, TX 75248 for the following purposes:
1.	To elect four directors to serve for a one year term or until their successors are duly elected and qualified;

2.	To consider and vote upon a proposal to approve the Company’s 2005 Stock Incentive Plan;

3.	To consider and vote upon a proposal to approve the Company’s 2005 Employee Stock Purchase Plan;

4.	To ratify the appointment of Grant Thornton LLP as independent auditors for ViewCast for fiscal year 2005; and

5.	To transact such other business as may properly come before the meeting and any adjournment thereof.
     Only shareholders of record at the close of business on August 31, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided. Shareholders attending the meeting may revoke their proxy and vote in person.

FOR THE BOARD OF DIRECTORS

George C. Platt
President and Chief Executive Officer

ViewCast Corporation
PROXY STATEMENT
GENERAL INFORMATION
Proxy Solicitation
     This Proxy Statement is furnished to the holders of common stock, $.0001 par value (the “Common Stock”), of ViewCast.com, Inc., a Delaware corporation (“ViewCast” or the “Company”) in connection with the solicitation by the Board of Directors of ViewCast of proxies for use at the Annual Meeting of Shareholders to be held on Thursday, October 13, 2005, or at any adjournment or postponement thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that will come before the Annual Meeting.
     The Board of Directors of ViewCast is soliciting proxies for use at the Annual Meeting. These proxy solicitation materials are first being mailed on or about September 9, 2005 to all shareholders entitled to vote at the Annual Meeting. Proxies will be solicited chiefly by mail. ViewCast will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of ViewCast may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. ViewCast expects to spend approximately $5,000.00 soliciting proxies for the Annual Meeting. All expenses incurred in connection with this solicitation will be borne by ViewCast.
Revocability and Voting of Proxy
     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of ViewCast a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Shares of ViewCast’s Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby in favor of the matters as set forth in the accompanying Notice of Annual Meeting of Shareholders and in accordance with their best judgment on any other matters that may properly come before the Annual Meeting.
Voting Securities, Record Date and Voting Rights
     Only holders of record of Common Stock at the close of business on August 31, 2005 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 25,627,959 shares of Common Stock were issued and outstanding excluding treasury stock. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.
     Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. Accordingly, abstentions or non-votes will not affect the election of candidates receiving the plurality of votes.
     The approval of the ViewCast 2005 Stock Incentive Plan, the approval of the ViewCast 2005 Employee Stock Purchase Plan, the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year 2005 and any other matters to come before the Annual Meeting require the approval of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. For this purpose, abstentions and non-votes will be deemed shares not voted on such matters, will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for the approval of such matters.

     Inspectors of Election appointed by ViewCast will tabulate votes at the Annual Meeting.
Executive Officers
     The following table contains information as to certain executive officers of ViewCast. Each holds the offices to serve until the next regular meeting of the Board of Directors to be held immediately following the Annual Meeting or until their successors are chosen and qualified by the Board of Directors.

Name	Age	Office Held with Company
George C. Platt	65	Chief Executive Officer and President

Laurie L. Latham	48	Chief Financial Officer and Senior Vice President of Finance and Administration

David T. Stoner	49	Senior Vice President of Operations

Horace S. Irwin	63	Senior Vice President of Sales and Business Development

Robert Greenberg	47	Vice President of Marketing

John DeVito	49	President of Delta Computec Inc. (subsidiary)
     Mr. Platt’s information can be found with the information under Proposal No. 1 concerning nominees for director.
     Laurie L. Latham is currently Chief Financial Officer and Senior Vice President of Finance and Administration of ViewCast, a position she has held since joining ViewCast in December 1999. From 1997 until she joined ViewCast, Ms. Latham served as Senior Vice President and Chief Financial Officer of Perivox Corporation, an interactive communications and direct marketing company. From 1994 through 1997, she was the Vice President of Finance and Administration at Axis Media Corporation. Prior to joining Axis Media Corporation, Ms. Latham was a practicing Certified Public Accountant for national and regional accounting firms, including KPMG Peat Marwick, and was the Vice President of Finance and Administration for Medialink International Corporation. Ms. Latham received her B.B.A. from the University of Texas with an emphasis in Accounting and is a Certified Public Accountant.
     David T. Stoner is currently Senior Vice President of Operations, a position he has held since March 2003. He joined ViewCast as Vice President of Operations in August 1996. From August 1994 to August 1996, Mr. Stoner was Vice President of Engineering for the Connectworks Division of Connectware, Inc., a wholly owned subsidiary of AMP Inc. From July 1986 to August 1994, Mr. Stoner was employed by Visual Information Technologies, Inc. (“VITec”), a manufacturer of video, imaging, and graphics products, which was purchased by Connectware, Inc. At VITec, Mr. Stoner was responsible for the development of hardware and software products, and served in various positions including Vice President of Engineering. From January 1979 to July 1986, Mr. Stoner served in various engineering positions at Texas Instruments, Inc. Mr. Stoner received his B.S. degree in Electrical Engineering from the University of Kansas.
     Horace S. Irwin is currently Senior Vice President of Sales and Business Development, a position he has held since May 2005. He joined ViewCast as Vice President, Marketing and Business Development in June 2004. Prior to joining ViewCast, Mr. Irwin was Vice President Sales and Marketing for Qnet Information Services, a full service computer solutions provider and value added reseller, from November 2001 to May 2004. During 1999 to 2001, Mr. Irwin served as General Manager for the Consumer Broadband Division of Panja, Inc. (now AMX Corporation) where he directed the marketing activities related to their audio and video streaming products. Early in his career, Mr. Irwin was National Director of Marketing for Adolph Coors Company. Mr. Irwin received a Bachelor of Science Degree from Grambling College with further studies at Northeast State University.

     Robert Greenberg is currently Vice President of Marketing, a position he has held since joining the Company in May 2005. Prior to joining ViewCast, Mr. Greenberg spent fifteen years in a variety of marketing roles at Texas Instruments including, most recently, Director of Marketing Communications within the Development Division focused on their digital camera, streaming media, mixed signal video, optical networking and medical applications segment. While at Texas Instruments, he directed strategic marketing plans and managed the introduction of the DLP™ brand. Mr. Greenberg’s other prior experience included Project Manager for Ideal Toys, VP of Marketing and Licensing at DSI Toys and time with Ted Bates and Grey Advertisement. During his career, Mr. Greenberg has received professional recognition and various awards including three U.S. patents, an Emmy on behalf of Texas Instruments and two Effie awards from the American Marketing Association. Mr. Greenberg received a B.A. Degree from Grinnell College and a M.B.A. from New York University.
     John DeVito joined ViewCast in October 2002 as the President of Delta Computec Inc. (“DCi”) when ViewCast acquired DCi’s operating assets and it became a wholly-owned subsidiary. From May 1978 until October 2002, he has held various positions within the prior operations of DCi including President, Vice President of Operations and Vice President/General Manager. Mr. DeVito’s twenty-five years in the Information Technology services industry includes the development of many innovative service offerings commonly used today.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     Four directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next Annual Meeting or until their successors are elected and qualified. Messrs. Ardinger, Autem, Platt and Dean currently serve as directors of ViewCast. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.
     The Board of Directors recommends a vote FOR the election of the Directors named on the enclosed Proxy.
     The names of the nominees for Director and certain other information about them are set forth below:

Nominee	Age	Director Since	Office Held with Company
H. T. Ardinger	80	1999	Chairman of the Board

Joseph Autem	47	1999	Director

David A. Dean	57	1999	Director

George C. Platt	65	1999	Director, President and Chief Executive Officer
     H.T. Ardinger has served as a Director and Chairman of the Board since April 1999. Mr. Ardinger co-founded H.T. Ardinger & Son Co., a specialty import wholesaler, where he has served as Chairman of the Board and Chief Executive Officer since 1964. Mr. Ardinger served as a Director and Executive Committee Member of Home Interiors & Gifts, Dallas, Texas, from 1958 through 1998 and was a founding Limited Partner of the Dallas Maverick’s National Basketball Association Franchise in 1980. Mr. Ardinger received a B.B.A. degree in Business Administration from Southern Methodist University.
     Joseph Autem has served as a Director since January 1999 and currently serves as a Director of Promere Software and Newbridge Information Services. He was previously a Director of Broadcast.com, Inc. from September 1996 through August 1999. Mr. Autem has served in various consulting capacities from July 1998 to the present. He is currently general partner of Autem, L.L.C., an investment company formed in May 1999. Mr. Autem served as the Chief Financial Officer of Luminant from January 1999 until July 1999. Mr. Autem previously served as Senior Vice President and Chief Financial Officer of CS Wireless, Inc., a privately held company that provides wireless video and high-speed Internet access, from June to July 1998. He also served as a partner of Vision Technology Partners, a private investment company, from March 1997 to June 1998. From July 1996 to December 1996, Mr. Autem served as Chief Financial Officer of Broadcast.com, Inc. From 1992 to 1996, Mr. Autem served as Vice President of Finance, Secretary, Treasurer and Chief Financial Officer of OpenConnect Systems, Inc., a software company. Mr. Autem holds a B.S. in Accounting from Pittsburg State University.
     David A. Dean has been a Director since December 1999. He is Chairman and Chief Executive Officer of Dean International, Inc., an international public policy consulting agency founded in 1994 and of its subsidiary, Innovative Transportation Strategies. Mr. Dean has been the principal shareholder since 1994 of David A. Dean & Associates, P.C., a public policy administrative regulatory law firm. From 1983 to 1994, Mr. Dean was a shareholder of a Dallas-based law firm, Winstead, Sechrist & Minick, P.C., and served as a member of the firm’s Board of Directors, head of the Public Law Section, Chairman of the Business Development Committee, a member of the firm’s Advisory Board and Chairman of the firm’s PAC Committee. He was also President of Transportation Strategies,

Inc., and a subsidiary of the firm’s consulting group. During 1972 to 1993, Mr. Dean served the State of Texas in several roles. He was General Counsel to both republican Governor William P. Clements, Jr. and his predecessor, democratic Governor Dolph Briscoe and served as Texas Secretary of State under Governor Clements. Mr. Dean was active in the gubernatorial campaigns for Governor Briscoe and Governor Clements. Mr. Dean received his B.B.A. degree from Southern Methodist University and his Juris Doctor degree from University of Texas at Austin.
     George C. Platt has served as Chief Executive Officer and President since September 1999. He currently serves as a Director for Intervoice, Inc. From 1991 through 1999, Mr. Platt was employed by Intecom, Inc., a Dallas-based provider of multimedia telecommunications products and services, holding the positions of CEO and President. Prior to his employment with Intecom, Inc., Mr. Platt was with the President of SRX, an entrepreneurial startup company. Before that, he was a Group Vice President (Business Communications Group) at Rolm Corporation through its acquisition by IBM, and prior to Rolm, Xerox employed him for fifteen years, where he attained the position of Operations Manager, Southeast Region. Mr. Platt holds an M.B.A. from the University of Chicago and a B.S. degree from Northwestern University.
     There are no family relationships among the directors, executive officers, or other significant employees of ViewCast.
Director Compensation
     Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. In May 1995, ViewCast adopted a 1995 Director Option Plan (the “Director Plan”) under which only outside directors were eligible to receive stock options. The Director Plan terminated on April 21, 2005. The Director Plan provided for the grant of nonstatutory stock options to directors who are not employees of ViewCast. As amended and approved by shareholder vote during 2002, a total of 500,000 shares of Common Stock were authorized for issuance under the Director Plan. As of March 31, 2005, options to purchase an aggregate of 205,000 shares at exercise prices ranging from $0.26 to $9.00 per share had been granted and were outstanding under the Director Plan and options to purchase an aggregate of 48,016 shares had been previously granted and exercised.
     The exercise price of each option granted under the Director Plan is equal to the fair market value of the Common Stock on the date of grant. Each share grant vests at the rate of 25% of the option shares upon the first anniversary of the date of grant and one forty-eighth of the options shares per month thereafter, unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the Director Plan. In the event of a merger of ViewCast with or into another corporation or a consolidation, acquisition of assets or other change in control transaction involving ViewCast, each option becomes exercisable unless assumed or an equivalent option substituted by the successor corporation. The Compensation Committee of the Board of Directors currently administers options outstanding under the Director Plan.
Meetings of the Board of Directors and Committees
     The Board of Directors held a total of three meetings during ViewCast’s fiscal year ended December 31, 2004. Each Director attended in person or telephonically at least 75% of the meetings held by the Board of Directors and all committees thereof for which he served.
     The Board of Directors has established two standing committees: the Audit and Compensation Committees.
     Compensation Committee. The Compensation Committee reviews and approves salaries and bonuses for all officers, administers options outstanding under ViewCast’s stock option plans, provides advice and recommendations to the Board in directors’ compensation and carries out the responsibilities required by the rules of the U.S. Securities and Exchange Commission (the “SEC”).
     Directors Autem and Dean serve as members of the Compensation Committee. All members of the Compensation Committee are independent directors as defined under the NASDAQ Stock Market listing standards. The Compensation Committee met one time in the 2004 fiscal year.
     Audit Committee. The Audit Committee oversees and monitors ViewCast’s financial reporting process and internal control system, reviews and evaluates the audit performed by ViewCast’s outside auditors and reports any substantive issues found during the audit to the Board and reviews and evaluates the internal audit program. The

Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent auditors. The Audit Committee will also review and approve all transactions with affiliated parties. The Board of Directors has adopted a written charter for the Audit Committee.
     Directors Autem and Dean serve as members of the committee. All members of the committee are independent directors as defined under the NASDAQ Stock Market listing standards. The Audit Committee met four times in the 2004 fiscal year.
     The Audit Committee believes that Mr. Autem qualifies as an “Audit Committee Financial Expert” as that term is defined by applicable SEC rules, and the Board of Directors has designated him as such.
     Nomination of Directors. The Board of Directors currently does not have a standing nominating committee and consequently has no nominating committee charter. The Board of Directors believes that it is appropriate under existing circumstances for the Company not to have a nominating committee because the Board is comprised of only four members, two of whom are independent as defined under the NASDAQ Stock Market listing standards. In the near future, however, the Company intends to establish a nominating committee and adopt a nominating committee charter. Currently, each member of the Board of Directors participates in the consideration of director nominees.
     The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders because the Board believes it can adequately evaluate any such recommendation on a case-by-case basis. However, the Board of Directors would consider for possible nomination qualified nominees recommended by shareholders. Shareholders who wish to propose a qualified candidate for consideration should submit complete information as to the identity and qualifications of that person to the Secretary of the Company at 17300 Dallas Parkway, Suite 2000, Dallas, Texas, 75248 sufficiently in advance of an annual meeting.
     Absent special circumstances, the Board of Directors will continue to nominate qualified incumbent directors whom the Board believes will continue to make important contributions to the Board and the Company. The Board generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing ViewCast. The Board of Directors does not have a formal process for identifying and evaluating nominees for director. However, the Board will evaluate all candidates, whether recommended by shareholders or otherwise, in accordance with the above criteria.
     Code of Ethics. The Company has adopted a Corporate Compliance Program Guidelines and Ethics Policy that applies to all employees and officers of the Company and its subsidiaries, including the principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions for the Company and its subsidiaries. This policy meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-B and was filed as Exhibit 14.1 to the Company’s report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the SEC on March 30, 2004.
Shareholder Communications with the Board of Directors.
     Shareholders may send written communications to our Board of Directors by delivering them to The Board of Directors, Viewcast.com, Inc., at 17300 Dallas Parkway, Suite 2000, Dallas, Texas, 75248. All shareholder communications will be forwarded to the Chairman of the Board of Directors or, if addressed to the Audit or Compensation Committee, forwarded to the appropriate committee chairman,
     We believe that the annual meeting is an opportunity for shareholders to communicate directly with our Board of Directors. If you would like an opportunity to discuss issues directly with our directors, please consider attending the Annual Meeting on October 13, 2005.

PROPOSAL NO. 2
TO APPROVE THE VIEWCAST 2005 STOCK INCENTIVE PLAN
     As shareholders, you are being asked to vote in favor of the adoption of the ViewCast 2005 Stock Incentive Plan, which was approved by the Board of Directors on August 1, 2005. If approved by shareholders, the plan will replace the Company’s expired stock option plans (the 1995 Employee Stock Option Plan and the 1995 Director Stock Option Plan) and become the sole plan for providing equity-based incentive compensation to the Company’s employees, non-employee directors and other service providers. Options granted under the expired stock option plans will continue to be subject to the terms of those plans as in effect before the effective date of the 2005 Stock Incentive Plan. A copy of the plan is set forth in Appendix A. Because non-employee directors and executive officers of the Company are eligible to receive awards under the new plan, they have a personal interest in the approval of the adoption of the plan.
     The Board of Directors believes that equity-based incentive compensation plans provide an important means of attracting, retaining and motivating employees and non-employee directors and recommends that shareholders approve the adoption of the plan. The plan is intended to promote and advance the interests of the Company by providing employees and non-employee directors of the Company added incentive to join and continue in the service of the Company through a more direct interest in the future success of the Company’s operations. The plan is intended to attract and retain the best available personnel as employees and non-employee directors. The Board of Directors believes the employees who have an investment in the Company are more likely to meet and exceed performance goals. The Board of Directors also believes that the plan will provide additional incentive to the non-employee directors of ViewCast to serve as Directors, and to encourage their continued service as non-employee directors of ViewCast and to put forth maximum efforts for the oversight and success of the business.
     The Company’s expired stock option plans utilized only stock options rather than other available equity-based incentive compensation vehicles. The Board of Directors believes that stock option only plans do not provide the flexibility and variety of alternatives to sufficiently meet the Company’s equity-based compensation and incentive goals. The Board of Directors believes the various equity-based incentive compensation vehicles provided under the new plan, including stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards and other incentive awards, are needed to maintain the Company’s competitive ability to attract, retain and motivate employees and non-employee directors.
     The Board of Directors unanimously recommends a vote FOR the proposal to approve the 2005 Stock Incentive Plan.
Description of the 2005 Stock Incentive Plan
     The following is a summary of the 2005 Stock Incentive Plan. This summary is qualified in its entirety by reference to the full test of the plan, as adopted by the Board of Directors, as set forth in Appendix A.
     Purposes. The plan allows for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards and other incentive awards to employees, non-employee directors and other service providers of the Company and its affiliates who are in a position to make a significant contribution to the success of the Company and its affiliates. The purposes of the plan are to attract and retain individuals, further align employee and shareholder interests, and closely link compensation with Company performance. The plan will provide an essential component of the total compensation package, reflecting the importance that the Company places on aligning the interest of service providers with those of our shareholders.
     Administration. The plan provides for administration by the Compensation Committee or another committee of the Board of Directors (the “Committee”). Each member of the Committee must (i) meet independence requirements of the NASDAQ Stock Market, Inc.; (ii) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and (iii) be an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). For awards granted to non-employee directors, the Committee is the Board of Directors. Among the powers granted to the committee are the authority to operate, interpret and administer the plan; determine eligibility for and the amount and nature of awards; establish rules and regulations for the plan’s operation; accelerate the exercise, vesting or payment of an award if the acceleration is in the best interest of the Company; require participants to hold a stated number or percentage of share acquired pursuant to an award for a stated period of time; and establish other terms and conditions of awards made under the plan. The Committee also has authority with respect to all matters relating to the discharge of its responsibilities and the exercise of its authority under the plan. The plan provides for indemnification of Committee members for personal liability incurred related to any action, interpretation, or determination made in good faith with respect to the plan and awards made under the plan.
     Eligibility. Employees, non-employee directors and other service providers of the Company and our affiliates who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company and our affiliates are eligible to participate in the plan. The Committee determines the type and size of award and sets the terms, conditions, restrictions and limitations applicable to the award within the confines of the plan’s terms.
     Available Shares. The maximum number of shares available for grant under the plan is 3,000,000 shares of Common Stock, plus any shares of Common Stock subject to outstanding awards under the Company’s prior stock option plans as of the date the plan is approved by ViewCast’s stockholders (the “Approval Date”) that later cease to be subject to such awards for any reason other than such awards having been exercised or expired, which shares of Common Stock shall, as of the date such shares cease to be subject to such awards, cease to be available for grant under the prior stock options plans, but shall be available for issuance under the 2005 Stock Incentive Plan. The number of shares available for award under the plan is subject to adjustment for certain corporate changes in accordance with the provisions of the plan. Shares of Common Stock issued pursuant to the plan may be shares of original issuance or treasury shares or a combination of those shares.
     The maximum number of shares of Common Stock that may be granted under the plan to any one participant is (i) 500,000 shares during the fiscal year in which the Company first hires the participant and (ii) 300,000 shares during each subsequent fiscal year.
     No Repricing. Except for adjustments made in connection with certain stock splits, recapitalizations, mergers and reorganizations, no award may be repriced, replaced, regranted through cancellation or modification without shareholder approval, if the effect would be to reduce the exercise price for the shares underlying such award. The Committee cannot cancel an outstanding option that is under water for the purpose of granting a replacement award of a different type without shareholder approval.
     Stock Options. The plan provides for the grant of incentive stock options intended to meet the requirements of Section 422 of the Code and nonqualified stock options that are not intended to meet those requirements. Incentive stock options may be granted only to employees of the Company and its affiliates. All options will be subject to terms, conditions, restrictions and limitations established by the Committee, as long as they are consistent with the terms of the plan.
     The Committee will determine when an option will vest and become exercisable. No option will be exercisable more than seven years after the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder, five years after the date of grant). Unless otherwise provided in the option award agreement, options terminate within a certain period of time following a participant’s termination of employment or service by reason of death, disability or retirement (1 year), for any reason other than death, disability, retirement, or cause (90 days) or for cause (all outstanding options forfeited). The one-year exercise period following retirement is shortened to 10 days following written notice to the participant if the participant engages in a harmful activity (as defined in the plan).
     The exercise price of a stock option granted under the plan may not be less than the fair market value of the Common Stock on the date of grant; however, the exercise price may be less if the option is granted in connection with a transaction or complies with special rules under Section 409A of the Code. Incentive stock options must be granted at 100 percent of fair market value (or, in the case of an incentive stock option granted to a 10 percent shareholder, 110 percent of fair market value). The closing price of the Common Stock on August 31, 2005 was $0.31.
     The exercise price of a stock option may be paid (i) in cash, (ii) in the discretion of the Committee, with previously acquired nonforfeitable, unrestricted shares of Common Stock that have been held for six months and that have an aggregate fair market value at the time of exercise equal to the total exercise price, or (iii) a combination of those shares and cash. In addition, in the discretion of the Committee, the exercise price may be paid by delivery to the Company or its designate agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock with respect to which the option is exercised and deliver the sale or margin loan proceeds directly to the Company to pay the exercise price and any required withholding taxes.
     Stock Appreciation Rights (or SARs). A stock appreciation right or SAR entitles the participant to receive an amount in cash and/or shares of Common Stock, as determined by the Committee, equal to the amount by which the company’s Common Stock appreciates in value after the date of the award. The Committee will determine when the SAR will vest and become exercisable. Generally, the exercise price of a SAR will not be less than the fair market value of the Common Stock on the date of grant. However, the exercise price may be less if the stock is granted in connection with a transaction or complies with special rules under Section 409A of the Code. No SAR will be exercisable later than seven years after the date of the grant. The Committee will set other terms, conditions, restrictions and limitations on SARs, including rules as to exercisability after termination of employment or service.
     Restricted Stock and Restricted Stock Units (or RSUs). Restricted stock is shares of Common Stock that must be returned to the Company if certain conditions are not satisfied. The Committee will determine the restriction period and may impose other terms, conditions and restrictions on the restricted stock, including vesting upon achievement of performance goals pursuant to a performance award and restrictions under applicable securities laws. The Committee also may require the participant to pay for restricted stock. Subject to the terms and conditions of the award agreement related to restricted stock, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restriction period, vote the restricted stock and enjoy all other shareholder rights related to the shares of Common Stock. Upon expiration of the restriction period, the participant is entitled to receive shares of common stock not subject to restriction.
     Restricted stock units (or RSUs) are hypothetical shares of Common Stock. The Committee will determine the restriction period and may impose other terms, conditions and restrictions on RSUs. Upon the lapse of restrictions, the participant is entitled to receive one share of Common Stock or an amount of cash equal to the fair market value of one share of Common Stock as provided in the award agreement. An award of restricted stock units may include the grant of a tandem cash dividend right or dividend unit right. A cash dividend right is a contingent right to receive an amount in cash equal to the cash distributions made with respect to a share of Common Stock during the period the RSU is outstanding. A dividend unit right is a contingent right to have additional RSUs credited to the participant equal to the number of shares of Common Stock (at fair market value) that may be purchased with the cash dividends. Restricted stock unit awards are considered nonqualified deferred compensation subject to Section 409A of the Code and will be designed to comply with that section.
     Performance Awards. A performance award is an award payable in cash or Common Stock (or a combination thereof) upon the achievement of certain performance goals over a performance period. Performance awards may be combined with other awards to impose performance criteria as part of the terms of the other awards. For each performance award, the committee will determine (i) the amount a participant may earn in the form of cash or shares of Common Stock or a formula for determining the amount payable to the participant; (ii) the performance criteria and level of achievement versus performance criteria that will determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested; (iii) the performance period over which performance is to be measured, which may not be shorter than one year: (iv) the timing of any payments to be made; (v) restrictions on the transferability of the award; and (vi) other terms and conditions that are not inconsistent with the plan.
     The performance measures(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed, and may consist of one or more or any combination of the following criteria:

- Earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis)	- Accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions

- Return on equity	- One or more operating ratios

- Return on assets or net assets	- Stock price

- Revenues	- Total shareholder return

- Income or operating income	- Market share

- Expenses or expense levels	- Cash flow

- Return on capital or invested capital or other	- Net borrowing, debt leverage levels, or credit quality

- Capital expenditures	- Net asset value per share

- Economic value added	- Profit margin

- Individual business objectives	- Operating profit
     Performance awards may be designed to comply with Code Section 162(m) performance-based compensation requirements. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be established in writing by the Committee not later than 90 days after the commencement of the performance period, based on one or more, or any combination, of the performance criteria listed above. The Committee may reduce, but not increase, the amount payable and the number of shares to granted, issued, retained or vested pursuant to a performance award. Prior to payment of compensation under a performance award intended to comply with Section 162(m), the Committee will certify the extent to which the performance goals and other criteria are achieved.
     Other Incentive Awards. The Committee may grant other incentive awards under the plan based upon, payable in or otherwise related to, shares of Common Stock if the Committee determines that the other incentive awards are consistent with the purposes of the plan. Other incentive awards will be subject to any terms, conditions, restrictions or limitations established by the Committee. Payment of the other incentive awards will be made at the times and in the forms, which may be cash, shares of Common Stock or other property, established by the Committee.
     New Plan Benefits. The number of awards that will be received by or allocated to our executive officers, non-employee directors, employees and other service providers under the 2005 Stock Incentive Plan is undeterminable at this time.
     Company Change of Control. Unless an award agreement provides otherwise, in the event of an involuntary termination of employment or service other than for cause or a voluntary termination for good reason within one year after a change of control of the Company (as defined in accordance with the special rules under Section 409A of the Code, which may include, among others, the dissolution or liquidation of the Company, certain reorganizations, mergers or consolidations of the Company, or the sale of all or substantially all the assets of the Company), any time periods, conditions or contingencies relating to exercise or realization of, or lapse of restrictions under, awards will be automatically accelerated or waived so that : (i) if no exercise of the award is required, the award may be realized in full at the time of termination, or (ii) if exercise of the awards required, the award may be exercised in full beginning at the time of termination, Nevertheless, to the extent surrender or settlement of awards will not result in negative tax consequences to participants under Section 409A of the Code, the Committee may, without consent of a participant, (i) require participants to surrender any outstanding options or stock appreciation rights in exchange for an equivalent amount of cash, Common Stock, securities of another company or any combination thereof equal to the difference between fair market value of the common Stock and the exercise or grant price, or (ii) require that participants receive payments in settlement of restricted stock, restricted stock units (and related cash dividend rights and dividend unit rights, as applicable), performance awards or other incentive awards in an amount equivalent to the value of those awards.
     Withholding Taxes. All applicable withholding taxes will be deducted from any payment made under the plan, withheld from other compensation payable to the participant, or be required to be paid by the participant prior to the making of any payment of cash or Common Stock under the plan. Payment of withholding taxes may be made by withholding shares of Common Stock from any payment of Common Stock due or by the delivery by the participant to the Company of previously acquired shares of Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes. No Payment will be made and no shares of Common

Stock will be issued pursuant to any award made under the plan until the applicable tax withholding obligations have been satisfied.
     Transferability. No award of incentive stock options or restricted stock during its restricted period may be sold, transferred, pledged, exchanged, or disposed of, except by will or the laws of descent and distribution. If provided in the award agreement, other awards may be transferred by a participant to a permitted transferee.
     Amendment. The Board of Directors may suspend, terminate, amend or modify the plan, but may not without the approval of the holders of a majority of the shares of Common Stock of the Company make any alteration or amendment that operates (i) to increase the total number of shares of Common Stock that may be issued under the plan (other than adjustments in connection with certain corporate reorganizations and other events). (ii) to change the designation or class of persons eligible to receive awards under the plan or (iii) to effect any change for which shareholder approval is required by or necessary to comply with applicable law or the listing requirements of NASDAQ or any other exchange or association on which the Common Stock is then listed or quoted. Upon termination of the plan, the terms and provisions thereof will continue to apply to awards granted before termination. No suspension, termination, amendment or modification of the plan will adversely affect in any material way any award previously granted under the plan, without the consent of the participant.
     Effectiveness. The plan will become effective October 13, 2005, if it is approved by a majority of the shares of Common Stock present or represented and voting on the proposal at the Company’s 2005 annual meeting. Unless terminated earlier, the plan will terminate on October 12, 2015.
Federal Income Tax Consequences of the 2005 Stock Incentive Plan
     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the 2005 Stock Incentive Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.
     Restricted Stock Awards and Restricted Stock Units. The restricted stock awards and RSUs under the plan do not result in federal income tax consequences to either ViewCast or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. ViewCast will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. ViewCast will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.
     Stock Options and Stock Appreciations Rights. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year in cases of termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. The amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder’s liability, if any, for alternative minimum tax.
     Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options and stock appreciation rights will typically not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option or stock appreciation right, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the administrative committee on a merger or other reorganization under the plan’s change of control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.
     When a non-qualified stock option or stock appreciation right is exercised, ViewCast may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.
     Deduction Limits. Section 162(m) of the Code limits ViewCast’s deductions for compensation in excess of $1,000,000 per year for ViewCast’s chief executive officer and the four other most highly paid executives named in the summary compensation table in ViewCast’s proxy statement. Compensation amounts resulting from so-called “qualified performance-based compensation” are not subject to this limit. Restricted stock awards and RSUs, other than performance-based awards, may be subject to this deduction limitation if the amount of the awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. ViewCast has designed the plan so that stock options, stock appreciation rights and performance-based awards consisting of restricted stock or cash may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. ViewCast expects that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.
     The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.
     Stock options, stock appreciation rights restricted stock awards and cash awards under the plan are discretionary and the administrative committee has not yet determined to whom awards will be made to and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the plan to any individual or group of individuals.

PROPOSAL NO. 3
TO APPROVE THE VIEWCAST 2005 EMPLOYEE STOCK PURCHASE PLAN
     As shareholders, you are being asked to vote in favor of the adoption of the ViewCast 2005 Employee Stock Purchase Plan (the “ESPP”), which was approved by the Board of Directors on August 1, 2005. If approved by shareholders, the plan will replace the Company’s expired employee stock purchase plan (the 1995 Employee Stock Purchase Plan). A copy of the ESPP is set forth in Appendix B.
     The ESPP is intended to encourage stock ownership by employees of ViewCast, its divisions and subsidiary corporations, so that they may acquire or increase their proprietary interest in ViewCast, and to encourage such employees to remain in the employ of ViewCast and to put forth maximum efforts for the success of the business. The ESPP will provide employees of ViewCast with an opportunity to purchase common stock through accumulated payroll deductions. ViewCast believes that the 2005 Employee Stock Purchase Plan is necessary in order to allow ViewCast to be competitive in hiring and retaining qualified operational, financial, technical, marketing, sales and other personnel. Also the investment in ViewCast by its employees under the ESPP provides additional incentive to the employees to increase company performance and supports shareholder value.
     The Board of Directors unanimously recommends a vote FOR the proposal to approve the 2005 Employee Stock Purchase Plan.
Description of the 2005 Employee Stock Purchase Plan
     The following is a summary of the 2005 Employee Stock Purchase Plan. This summary is qualified in its entirety by reference to the full test of the plan, as adopted by the Board of Directors, as set forth in Appendix B.
     Under the ESPP, 1,000,000 shares of Common Stock have been reserved for issuance, subject to certain antidilution adjustments. The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code.
     Each offering is for a period of six months ending March 31 and September 30. The ESPP terminates in ten years from its approval by the shareholders of the Company. Eligible employees may participate in the ESPP by authorizing payroll deductions during an offering period within a percentage range determined by the Board of Directors. Initially, the amount of authorized payroll deductions is not more than ten percent of an employee’s cash compensation during an offering period, and not more than $25,000 per year. Amounts withheld from payroll are applied at the end of each offering period to purchase shares of Common Stock. Participants may withdraw their contributions at any time before stock is purchased, and in the event of withdrawal such contributions will be returned to participants. The purchase price of the Common Stock is equal to ninety-five percent (95%) of the market price of Common Stock at the end of each offering period (the “Exercise Date”). The Purchase Price may be changed by the Board or its committee but in any case shall never be lower than 85% to the fair market value of a share of Common Stock on the Exercise Date. ViewCast pays all expenses incurred in connection with the implementation and administration of the ESPP.
     Generally, the employee does not recognize taxable income, and ViewCast is not entitled to an income tax deduction, on the grant or exercise of an option under the ESPP. If the employee sells the shares acquired upon exercise of his or her option at least one year after the date he or she exercised the option and at least two years after the date the option was granted to him or her, then the discount between the fair market value of the shares on the date of grant and the exercise price will be recognized as ordinary income and the appreciation over the fair market value as of the date of grant will be treated as a capital gain. ViewCast will be entitled to an income tax deduction corresponding to the amount of ordinary income recognized by the employee. If the employee sells the shares acquired upon the exercise of his or her option at any time within one year after the date of exercise of the option, or two years after the date the option was granted, then the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value on the date of exercise, over the exercise price of the option. ViewCast may generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the employee.

     The Board of Directors may amend the Plan at any time but may not, without stockholder approval, adopt any amendment that would materially increase the benefits accruing to participants or materially modify the eligibility requirements. ViewCast also may not, without stockholder approval, adopt any amendment that would increase the maximum number of shares that may be issued under the Plan unless the increase results from a stock dividend, stock split or other change in the capital stock of ViewCast.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
     The Board of Directors has appointed the firm of Grant Thornton LLP as ViewCast’s independent auditors for 2005.
     A representative of Grant Thornton LLP is expected to attend the Annual Meeting. The representative will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders.
     The Board of Directors recommends a vote FOR ratification of Grant Thornton LLP as Independent Auditors for year 2005.

BENEFICIAL OWNERSHIP OF COMMON STOCK
     The following table sets forth information as of June 30, 2005, based on information obtained from public records and our books and records regarding the persons named below, with respect to the beneficial ownership of shares of our Common Stock by (i) each person or a group known by us to be the owner of more than five percent (5%) of the outstanding shares of our Common Stock, (ii) each director, (iii) each executive officer and (iv) all officers and directors as a group.

	Amount and Nature		Percentage of
Name and Address	of		Outstanding Shares
of Beneficial Owner	Beneficial Ownership		Owned (1),(2)
H.T. ARDINGER, JR	8,024,805	(3)	24.0
1990 Lakepointe Dr. Lewisville, TX 75057

M. DOUGLAS ADKINS	1,496,486	(4)	4.5
1601 Elm Street Dallas, TX 75021

GEORGE C. PLATT	717,360	(5)	2.1
17300 N. Dallas Pkwy, Suite 2000 Dallas, TX 75248

LAURIE L. LATHAM	308,558	(6)	*
17300 N. Dallas Pkwy, Suite 2000 Dallas, TX 75248

HORACE S. IRWIN	18,508	(7)	*
17300 N. Dallas Pkwy, Suite 2000 Dallas, TX 75248

JOHN DEVITO	155,444	(8)	*
900 Huyler Street Teterboro, NJ 07608

DAVID T. STONER	307,660	(9)	*
17300 N. Dallas Pkwy, Suite 2000 Dallas, TX 75248

JOSEPH AUTEM	105,282	(10)	*
17300 N. Dallas Pkwy, Suite 2000 Dallas, TX 75248

DAVID DEAN	47,082	(11)	*
8080 Park Lane, Suite 600 Dallas, TX 75248

All executive officers and	9,684,699		29.0
directors as a group (eight (8) persons)

*	Less than one percent (1%)

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from June 30, 2005 upon the exercise of warrants or options. Each beneficial owner’s percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from June 30, 2005 have been exercised. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)	Based on a total of 25,627,959 shares issued and outstanding excluding treasury stock plus, for each person listed, any Common Stock that person has the right to acquire within 60 days from June 30, 2005 pursuant to options, warrants, conversion privileges, etc.

(3)	Includes (i) 189,835 shares owned by Mr. Ardinger’s wife, (ii) 1,096,000 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants at $1.00 per share, (iii) 1,103,448 shares of Common Stock reserved for issuance upon the conversion of $4,000,000 of Series B Convertible Preferred Stock to Common Stock at $3.625 per share, (iv) 3,333,333 shares of Common Stock reserved for issuance upon the conversion of $2,000,000 of

Series C Convertible Preferred Stock to Common Stock at $0.60 per share, and (v) the following shares that are exercisable under the 1995 Directors Option Plan upon the exercise of options: 15,000 shares exercisable at $9.00 per share, 10,000 shares exercisable at $2.75 per share, 10,000 shares exercisable at $0.8305 per share, 7,291 shares exercisable at $0.29 per share and 4,791 shares exercisable at $0.6765 per share.

(4)	Includes (i) 226,666 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants at $1.00 per share and (ii) 551,724 shares of Common Stock reserved for issuance upon the conversion of $2,000,000 of Series B Convertible Preferred Stock to Common Stock at $3.625 per share.

(5)	Includes the following shares issuable under the 1995 Option Plan upon exercise of options (i) 250,000 shares exercisable at $7.09 per share, (ii) 50,000 shares exercisable at $2.50 per share, (iii) 180,002 shares exercisable at $1.094 per share, (iv) 70,000 shares exercisable at $0.485 per share and (v) 26,664 shares exercisable at $0.285 per share.

(6)	Includes the following shares issuable under the 1995 Option Plan upon exercise of options (i) 100,000 shares exercisable at $5.50 per share, (ii) 10,000 shares exercisable at $2.50 per share, (iii) 90,001 shares exercisable at $1.094 per share, (iv) 60,000 shares exercisable at $0.485 per share and (v) 16,665 shares exercisable at $0.285 per share.

(7)	Includes the following shares issuable under the 1995 Option Plan upon exercise of options (i) 9,750 shares exercisable at $0.39 per share and (ii) 6,666 shares exercisable at $0.285 per share.

(8)	Includes the following shares issuable under the 1995 Option Plan upon exercise of options: 94,444 shares exercisable at $0.275 per share.

(9)	Includes the following shares issuable under the 1995 Option Plan upon exercise of options (i) 100,000 shares of exercisable at $4.00 per share, (ii) 5,000 shares exercisable at $2.0625 per share, (iii) 15,000 exercisable at $5.5005 per share, (iv) 10,000 shares exercisable at $2.50 per share, (v) 90,001 shares exercisable at $1.094 per share, (vi) 60,000 shares exercisable at $0.485 per share and (v) 16,665 shares exercisable at $0.285 per share.

(10)	Includes the following shares issuable under the 1995 Directors Option Plan upon exercise of options (i) 15,000 shares exercisable at $3.1250 per share, (ii) 10,000 shares exercisable at $7.1405 per share, (iii) 10,000 shares exercisable at $2.50 per share, (iv) 10,000 shares exercisable at $0.755 per share, (v) 7,291 shares exercisable at $0.26 per share, (vi) 4,791 shares exercisable at $0.615 per share; and includes 40,000 shares issuable under the 1995 Option Plan upon exercise of options at $3.6250 per share.

(11)	Includes the following shares issuable under the 1995 Directors Option Plan upon exercise of options (i) 15,000 shares exercisable at $4.5315 per share, (ii) 10,000 shares exercisable at $2.50 per share, (iii) 10,000 shares exercisable at $0.755 per share, (iv) 7,291 shares exercisable at $0.26 per share and (v) 4,791 shares exercisable at $0.615 per share.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth information concerning compensation paid by ViewCast to the Chief Executive Officer and to all other executive officers of ViewCast whose total salary and bonus exceeded $100,000 for the year ended December 31, 2004 (the “Named Executive Officers”).
Summary Compensation Table

					Long Term
					Compensation -
					Securities
					Underlying
			Annual Compensation	Annual Compensation	Options
Principal Position	Fiscal Year		Salary ($)	Bonus ($)	(in shares)
George C. Platt	2004		204,000	—	—
Chief Executive Officer	2003		216,000	—	—
and President	2002		225,000	—	70,000

Laurie L. Latham	2004		140,000	—	—
Chief Financial Officer	2003		143,750	—	—
and Sr. Vice-President	2002		143,750	—	60,000

Harry E. Bruner	2004	(1)	58,410	—	—
Sr. Vice-President of Sales	2003		161,300	—	—
and Marketing	2002		161,000	9,000	60,000

David T. Stoner	2004		140,000	—	—
Sr. Vice President of	2003		139,100	—	—
Operations	2002		126,119	—	60,000

John DeVito	2004		172,092	34,815	—
President of DCi	2003		172,092	—	—
	2002	(2)	39,714	—	100,000

(1)	Mr. Bruner resigned in April 2004.

(2)	Mr. DeVito assumed his duties with ViewCast in October 2002.

Option Grants in Last Fiscal Year
     There were no options granted to the Named Executive Officers of ViewCast in 2004.
Year-End Option Values
     The following table sets forth certain information as of December 31, 2004 concerning the value of unexercised options held by the Named Executive Officers.
Fiscal Year-End Option Values

	Number of Shares		Value of Unexercised
	Underlying Unexercised		In-the Money Options
	Options at December 31, 2004		at December 31, 2004(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
George C. Platt	516,669	203,331	$—	$—
Laurie L. Latham	245,333	24,667	—	—
David T. Stoner	265,333	24,667	—	—
John DeVito	72,222	27,778	$6,139	$2,361

(1)	Represents the difference between the exercise price of the outstanding options and the fair market value of the Common Stock on December 31, 2004 of $0.36 per share if the fair market price per share exceeds the exercise price.
Equity Compensation Plan Information
     The Company maintained two compensation plans to provide for the issuance of Common Stock of the Company as of December 31, 2004 consisting of the 1995 Employee Stock Option Plan and the 1995 Director Stock Option Plan. The following table sets forth certain information as of December 31, 2004 concerning outstanding awards and securities available for future issuance pursuant to ViewCast’s equity compensation plans.

	Number of securities to be		Number of securities remaining
	issued upon exercise of	Weighted-average exercise	available for future issuance under
	outstanding options,	price of outstanding options,	equity compensation plans (excluding
	warrants and rights	warrants and rights	securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,819,166	$2.45	2,386,987
Equity compensation plans not approved by security holders	—	—	—
Total	2,819,166	$2.45	2,386,987
As of August 31, 2005, the number of shares of Common Stock to be issued upon exercise of outstanding stock options under all two of the Company’s stock option plans totaled 3,151,116, with a $2.12 per share weighted average exercise price. There were no shares available for future issuance under the two stock option plans since both plans terminated in April 2005.

Employment Agreements
     We have entered into an employment agreement with Mr. Platt. His employment agreement was in effect through March 2001 and has been renewed annually through March 2006 with ongoing automatic one-year renewals unless ViewCast or Mr. Platt elects in advance not to renew the agreement. The employment agreement provides (i) for annual base compensation of $240,000; (ii) that he is eligible to receive bonuses if our Board of Directors so elects; (iii) for stock options to purchase 400,000 shares of our Common Stock pursuant to the 1995 Option Plan(1); and (iv) for an eighteen (18) month non-compete period if ViewCast terminates Mr. Platt. Mr. Platt voluntarily reduced his cash compensation below $240,000 for the 2002, 2003 and 2004 calendar years.
     Under the employment agreement, Mr. Platt will be entitled to (i) the continuation of his salary for the greater of six months or the remaining term of his employment agreement and (ii) the reimbursement for three months of COBRA premiums if his employment is terminated by ViewCast without cause. These same severance benefits are payable in the event Mr. Platt resigns because of a significant change in the nature and scope of his authority, powers, functions, benefits or duties. In the event ViewCast terminates Mr. Platt’s employment following a change in control, he will be entitled to the continuation of his salary for six months.
     We have entered into an employment agreement with Mr. DeVito. His employment agreement was in effect through April 2004 and has been renewed annually through April 2006 with ongoing automatic one-year renewals unless ViewCast or Mr. DeVito elects in advance not to renew the agreement. The employment agreement provides (i) for annual base compensation of $170,000; (ii) that he is eligible to receive bonuses through fiscal year 2003 of five percent of DCi net income and in the future periods if our Board of Directors so elects; (iii) for stock options to purchase 100,000 shares of our Common Stock pursuant to the 1995 Option Plan(2); and (iv) for a six (6) month non-compete and non-solicitation period if ViewCast terminates Mr. DeVito.
     Under the employment agreement, Mr. DeVito will be entitled to (i) the continuation of his salary for the greater of six months or the remaining term of his employment agreement and (ii) the reimbursement for three months of COBRA premiums if his employment is terminated by ViewCast without cause. These same severance benefits are payable in the event Mr. DeVito resigns because of significant change in the nature and scope of his authority, powers, functions, benefits or duties. In the event ViewCast terminates Mr. DeVito’s employment following a change in control, he will be entitled to the continuation of his salary for six months.
     The employment of all other officers with ViewCast is “at will” and may be terminated by ViewCast or the officer at any time, for any reason or no reason.

(1)	Represents Mr. Platt’s options consist of five separate option grants that become exercisable or vest as follows provided Mr. Platt is employed by ViewCast as of the applicable vesting date:
(i)	an option for 50,000 shares that vests as of September 17, 2000;

(ii)	an option for 200,000 shares that vests in equal installments of 4,166 shares per month beginning in October, 2000;

(iii)	an option for 50,000 shares that vests immediately on the date following three consecutive calendar quarters of profitability as defined under generally accepted accounting principles;

(iv)	an option for 50,000 shares, of which 16,666 shares of such option vest when the average closing price of Common Stock, for a twenty out of thirty consecutive trading day period, has doubled in price from the exercise price of the option, and of which 33,334 shares of such option vest in equal installments of 1,388 share per month thereafter;

(v)	an option for 50,000 shares, of which 16,666 shares of such option vest when the average closing price of Common Stock, for a twenty out of thirty consecutive trading day period, has tripled in price from the exercise price of the option, and of which 33,334 shares of such option vest in equal installment of 1,388 shares per month thereafter.
In addition, all of the 400,000 options granted to Mr. Platt immediately vest upon a change of control in ViewCast.
(2)	Mr. DeVito’s options consist of an option grant of 100,000 shares that vests as follows:
(i)	One third of the shares vest as of October 24, 2003;

(ii)	One third of the shares vest as of October 24, 2004;

(iii)	The remaining vest in equal installments of 2,778 shares per month beginning November 24, 2004.
In addition, all of the 100,000 options granted to Mr. DeVito will immediately vest upon a change of control in ViewCast.

1995 Stock Option Plan
     The 1995 Employee Stock Option Plan (the “1995 Option Plan”) provides for the grant to employees of ViewCast of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and for the grant to employees and consultants of ViewCast of nonstatutory stock options and stock purchase rights. A total of 5,900,000 shares of Common Stock had been authorized for issuance under the 1995 Option Plan. As of March 31, 2005, options to purchase an aggregate of 2,550,731 shares of Common Stock at exercise prices ranging from $0.20 to $7.09 had been granted and are outstanding under the 1995 Option Plan, and options to purchase an aggregate of 1,010,831 shares of Common Stock have been previously granted and exercised under the 1995 Option Plan.
     The Board, or a committee approved by the Board, may administer the 1995 Option Plan in a manner that complies with Rule 16b-3 promulgated under the Securities Act. Currently, the 1995 Option Plan is administered by the Board of Directors, which determines the terms of options and rights granted, exercise price, number of shares subject to the option or right and the exercisability thereof. Options and rights granted under the 1995 Option Plan are not transferable other than by will or the laws of descent or distribution, and each option or right is exercisable during the lifetime of the recipient only by such person. Options that are outstanding under the 1995 Option Plan will remain outstanding until they are exercised or they expire in accordance with the terms of each option. The exercise price of all incentive stock options granted under the 1995 Option Plan must be at least equal to the fair market value of the shares of Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of ViewCast, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options granted under the 1995 Option Plan may not exceed ten years. In the event of certain changes in control of ViewCast, the 1995 Option Plan permits each outstanding option and right to become exercisable in full or assumed or an equivalent option to be substituted by the successor corporation. The 1995 Option Plan terminated on April 21, 2005.
     The grant of an option under the 1995 Option Plan does not have any immediate effect on the federal income tax liability of ViewCast or the optionee. If a nonqualified stock option (“NQSO”) has been granted, then the optionee will recognize ordinary income at the time he or she exercises the NQSO equal to the difference between the fair market value of the Common Stock and the exercise price paid by the optionee, and ViewCast will receive a deduction for the same amount. If an optionee was granted an incentive stock option (“ISO”), then the optionee generally will not recognize any taxable income at the time he or she exercises the ISO but will recognize income only at the time he or she sells the Common Stock acquired by exercise of the ISO. The optionee will recognize income equal to the difference between the exercise price paid by the optionee and the amount received for sale of the Common Stock, and such income generally will be eligible for capital gain treatment. ViewCast generally is not entitled to an income tax deduction for the grant of an ISO or as a result of either the optionee’s exercise of an ISO or the optionee’s sale of the Common Stock acquired through exercise of an ISO. However, if the optionee sells the Common Stock within two years of the date of the grant to him or her of the ISO or within one year of the date of the transfer to him or her of the Common Stock following exercise of the ISO, the option is treated for federal income tax purposes as if it were a NQSO: the income recognized by the optionee will not be eligible for capital gain treatment and ViewCast may be entitled to a federal income tax deduction equal to the amount of income recognized by the optionee.

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Report shall not be incorporated by reference into any such filings.
AUDIT COMMITTEE REPORT
     The following is a report of the Audit Committee of the Board of Directors (the “Audit Committee”) describing the policies applicable to the review or the Company’s financial statements and audit for the year ended December 31, 2004. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence. The Audit Committee also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1.
     The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during fiscal year 2002.
     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

Submitted by the Audit Committee of
ViewCast.com, Inc.

Joseph Autem, Chairman
David A. Dean

CERTAIN TRANSACTIONS
     Since October 1998, the Company has maintained a working capital line of credit facility with a partnership controlled by one of its principal stockholders and Chairman of the Board of the Company, H. T. Ardinger, Jr. Prior to October 15, 2003, availability of funds under the facility was subject to certain borrowing base limitations based principally on qualifying accounts receivable and inventory. Effective October 15, 2003, terms and conditions of this note were amended to eliminate the borrowing base restrictions, establish a long-term payout for a majority of the note principal and accrued interest, and significantly reduce the per annum interest rate to the lesser of prime plus 3.0% or 9.5% from 12%. No interest was paid to the partnership during 2003 and 2004.
     During 2004, the Company entered into amendments of the terms and conditions of the credit facility to increase the credit line of the revolving credit note to $3.0 million and extended the commencement date for the scheduled payments of the term note and accrued interest from April 30, 2004 to December 31, 2004.
     On March 22, 2005, the Company amended the terms and conditions of the credit facility to increase the credit line of the revolving credit note to $3.5 million and extended the commencement date of scheduled payments of the term note and accrued interest from December 31, 2004 to July 31, 2005. Effective July 22, 2005, the Company amended the terms and conditions of the credit facility to increase the credit line of the Revolving Credit Note from $3.5 million to $4.0 million and extended the commencement date for scheduled payments of the Term Note and Accrued Interest from July 31, 2005 to November 30, 2005.
COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Exchange Act requires ViewCast’s officers, directors and persons who beneficially own more than 10% of a registered class of ViewCast’s equity securities to file reports of ownership and change in ownership with the U.S. Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish ViewCast with copies of Section 16(a) forms which they file.
     To ViewCast’s knowledge, based solely on review of the copies of such reports furnished to ViewCast, and written representations that no other reports were required during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to ViewCast’s officers, directors and greater than 10% beneficial owners were complied with, except that (1) Horace Irwin failed to file his Initial Statement of Beneficial Ownership of Securities on Form 3 and a Statement of Changes in Beneficial Ownership of Securities on Form 4 reporting a grant of options to purchase 45,000 shares of the Company’s common stock in a timely manner; (2) John DeVito failed to file his Initial Statement of Beneficial Ownership of Securities on Form 3 upon becoming an executive officer; and (3) Mr. DeVito failed to file three Statements of Changes in Beneficial Ownership of Securities on Form 4 in a timely manner, one reporting the acquisition of options to purchase 100,000 shares of Common Stock, one reporting the acquisition of 2,216 shares of Series D Convertible Stock and one reporting the acquisition of 1,139 shares of Series D Convertible Preferred Stock. Mr. Irwin and Mr. DeVito are now current in their Section 16 filings.

AUDITORS’ FEES AND ANNUAL MEETING ATTENDANCE
     Subject to ratification by the shareholders, the Board of Directors has appointed Grant Thornton LLP as independent auditors to audit the financial statements of the Company for the 2005 fiscal year. During the fiscal years ended December 31, 2003 and December 31, 2004, the Company retained and paid Grant Thornton LLP to provide audit and other services as follows:

	2003	2004
Audit (1)	$88,601	$98,210
Audit Related Fees (2)	450	9,135
Tax Fees (3)	19,423	24,175

TOTAL	$108,474	$131,520

(1)	Consists primarily of quarterly review and annual audit services

(2)	Consists primarily of 401(K) audit and Form S-8 review services

(3)	Consists primarily of Federal and State tax services
     The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent auditor. Any such services would be considered on a case-by-case basis. The Audit Committee approved non-audit services provided by the independent auditors in fiscal years 2003 and 2004. There have been no disagreements concerning any matter of accounting principle or financial statement disclosure between the Company and its independent auditors, Grant Thornton LLP.
     Representatives of the firm of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
SHAREHOLDER PROPOSALS
     Proposals of Shareholders of ViewCast that are intended to be presented at ViewCast’s 2006 Annual Meeting of Shareholders must be received by ViewCast no later than May 12, 2006 in order that they may be included in the proxy statement and form of proxy relating to that meeting. If we do not receive notice of any other matter that a shareholder wishes to raise at the 2006 Annual Meeting by July 26, 2006 and a matter is raised at the meeting, the proxies will have discretionary authority to vote on the matter.
ANNUAL REPORT
     A copy of ViewCast’s Annual Report on Form 10-KSB for the year ended December 31, 2004, including the financial statements and notes thereto is being mailed to the shareholders of record along with this Proxy Statement. The Annual Report on Form 10-KSB is not incorporated by reference in this Proxy Statement and is not considered to be part of the proxy material.
     Annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and all amendments to those reports are available free of charge from ViewCast’s internet site, www.viewcast.com, by clicking on “About Us” located on the home page, proceeding to “Investor Relations” and selecting “Financial Filings.”
     ViewCast will furnish any or all of the non-confidential exhibits upon payment of a reasonable fee. Please send request for exhibits and/or fee information to:
ViewCast Corporation
17300 N. Dallas Parkway
Suite 2000
Dallas, TX 75248
Attn: Corporate Secretary

OTHER MATTERS
     The Board of Directors knows of no other business matters to be acted upon at the Annual Meeting other than those referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors

George C. Platt
President and Chief Executive Officer
Date: September 9, 2005

APPENDIX “A”
VIEWCAST 2005 STOCK INCENTIVE PLAN
ARTICLE I. establishment and purpose
     1.1. Establishment and Purpose. ViewCast.com, Inc.(“ViewCast”) hereby establishes the ViewCast 2005 Stock Incentive Plan, as set forth in this document. The purpose of the Plan is to attract and retain highly qualified individuals and to align the interests of key individuals with those of the stockholders of ViewCast. ViewCast is committed to creating long-term stockholder value. ViewCast’s compensation philosophy is based on a belief that ViewCast can best create stockholder value if key employees, directors, and certain others providing services to the Company act and are rewarded as business owners. ViewCast believes that an equity stake through equity compensation programs effectively aligns service provider and stockholder interests by motivating and rewarding long-term performance that will enhance stockholder value.
     1.2. Effectiveness and Term. This Plan shall become effective as of October 13, 2005, provided it is approved by the holders of at least a majority of the shares of Common Stock at the 2005 annual meeting of the stockholders of ViewCast duly held in accordance with applicable law. Unless terminated earlier by the Board, this Plan shall terminate on October 12, 2015.
ARTICLE II. definitions
     2.1. “Affiliate” means a “parent corporation” or a “subsidiary corporation” of ViewCast, as those terms are defined in sections 424(e) and (f) of the Code, respectively.
     2.2. “Award” means an award granted to a Participant in the form of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards or Other Incentive Awards, whether granted singly or in combination.
     2.3. “Award Agreement” means a written agreement between ViewCast and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.
     2.4. “Board” means the Board of Directors of ViewCast.
     2.5. “Cash Dividend Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by ViewCast with respect to a share of Common Stock during the period such Award is outstanding.
     2.6. “Cause” means a finding by the Committee of acts or omissions constituting willful misconduct or gross negligence in the course of the Participant’s employment or service with the Company.
     2.7. “Change of Control” shall be defined in accordance with Treasury guidance and Regulations related to Section 409A of the Code, including but not limited to Notice 2005-1 and such other Treasury guidance or Regulations issued after the Effective Date.
     2.8. “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.
     2.9. “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board, each of whom is an Outside Director; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, “Committee” means the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or section 162(m) of the

Code, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
     2.10. “Common Stock” means the common stock of ViewCast, $0.0001 par value per share, or any stock or other securities of ViewCast hereafter issued or issuable in substitution or exchange for the Common Stock.
     2.11. “Company” means ViewCast and any Affiliate.
     2.12. “Competitor” means any person or entity that carries on business activities in competition with the activities of ViewCast or any affiliate of ViewCast.
     2.13. “Disability” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.
     2.14. “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by ViewCast with respect to a share of Common Stock during the period such Award is outstanding.
     2.15. “Effective Date” means the date this Plan becomes effective as provided in Section 1.2.
     2.16. “Employee” means an employee of the Company; provided, however, that the term “Employee” does not include a nonemployee director or an individual performing services for the Company who is treated for tax purposes as an independent contractor at the time of performance of the services.
     2.17. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     2.18. “Fair Market Value” means the fair market value of the Common Stock, as determined in good faith by the Committee or (i) if the Common Stock is traded in the over-the-counter market, the average of the representative closing bid and asked prices as reported by NASDAQ for the date the Award is granted (or if there was no quoted price for such date of grant, then for the last preceding business day on which there was a quoted price), or (ii) if the Common Stock is traded in the NASDAQ National Market System, the average of the highest and lowest selling prices for such stock as quoted on the NASDAQ National Market System for the date the Award is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales), or (iii) if the Common Stock is listed on any national stock exchange, the average of the highest and lowest selling prices for such stock as quoted on such exchange for the date the Award is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales).
     2.19. “FAS 123” means Statements of Financial Account Standards No. 123, “Accounting for Stock-Based Compensation,” as promulgated by the Financial Accounting Standards Board.
     2.20. “Fiscal Year” means the 12-month-period beginning each January 1 and ending on the last day of the following December.
     2.21. “Good Reason” means (i) any demotion of the Participant as evidenced by a material reduction in the Participant’s responsibilities, duties, compensation or benefits as in effect immediately prior to the Change of Control, or (ii) if the Company or its successor does not provide full relocation benefits to the Participant, any permanent relocation of the Participant’s place of business to a location 50 miles or more from the location prior to the Change of Control.

     2.22. “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award.
     2.23. “Harmful Activity” means directly or indirectly (i) disparaging ViewCast or its affiliates, any products, services, or operations of ViewCast or its Affiliates, or any of the former, current, or future officers, directors, or employees of ViewCast or its affiliates; (ii) soliciting, inducing, persuading, or enticing, or endeavoring to solicit, induce, persuade, or entice, any person who is then employed by or otherwise engaged to perform services for ViewCast or its affiliates to leave that employment or cease performing those services; (iii) soliciting, inducing, persuading, or enticing, or endeavoring to solicit, induce, persuade, or entice, any person who is then a customer, supplier, or vendor of ViewCast or any of its affiliates to cease being a customer, supplier, or vendor of ViewCast or any of its affiliates or to divert all or any part of such person’s or entity’s business from ViewCast or any of its affiliates; or (iv) associating as an employee, officer, director, agent, partner, stockholder, owner, member, representative, or consultant, with any Competitor of ViewCast or any of its affiliates.
     2.24. “Incentive Stock Option” means an Option that is intended to meet the requirements of section 422(b) of the Code.
     2.25. “ViewCast” means ViewCast.com, Inc. dba ViewCast Corporation, a Delaware corporation, or any successor thereto.
     2.26. “NASDAQ” means The NASDAQ Stock Market, Inc.
     2.27. “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
     2.28. “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.
     2.29. “Other Incentive Award” means an incentive award granted to a Participant pursuant to Article XII.
     2.30. “Outside Director” means a member of the Board who: (i) meets the independence requirements of NASDAQ, or if NASDAQ shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system as ViewCast elects to list or quote its shares of Common Stock and that the Committee designates as ViewCast’s principal exchange or quotation system, (ii) qualifies as an “outside director” under Section 162(m) of the Code, (iii) qualifies as a “non-employee director” of ViewCast under Rule 16b-3, and (iv) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of shares of Common Stock to Employees.
     2.31. “Participant” means an Employee, director, or other individual or entity that has been granted an Award; provided, however, that no Option or Award that may be settled in Common Stock may be issued to a Participant that is not a natural person.
     2.32. “Performance Award” means an Award granted to a Participant pursuant to Article XI to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.
     2.33. “Permitted Transferee” shall have the meaning given such term in Section 15.4.
     2.34. “Plan” means the ViewCast 2005 Stock Incentive Plan, as in effect from time to time.
     2.35. “Prior Plans” means the ViewCast.com Inc. 1995 Stock Plan, and the ViewCast.com Inc. 1995 Directors Stock Plan.
     2.36. “Purchased Restricted Stock” shall have the meaning given such term in Section 9.2.

          2.37. “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock or Restricted Stock Units during which the Award remains subject to forfeiture.
          2.38. “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article IX that is subject to such terms, conditions, and restrictions as may be determined by the Committee.
          2.39. “Restricted Stock Unit” means a fictional share of Common Stock granted to a Participant pursuant to Article X that is subject to such terms, conditions, and restrictions as may be determined by the Committee.
          2.40. “Retirement” means (i) with respect to an Employee, voluntary termination of employment after attaining age 55 and completing five years of continuous employment with the Company and (ii) with respect to an Outside Director, ceasing to be an Outside Director pursuant to an election by ViewCast’s shareholders or by voluntary resignation after attaining age 55 and completing five years of continuous service with the Company.
          2.41. “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.
          2.42. “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article VIII with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock.
ARTICLE III. plan administration
          3.1. Plan Administrator and Discretionary Authority. The Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iii) construe any ambiguous provision of the Plan or any Award Agreement; (iv) prescribe the form of Award Agreements; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vi) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (vii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (viii) determine whether Awards should be granted singly or in combination; (ix) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xi) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period; and (xii) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives. In the case of an Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exemption.
          3.2. Liability; Indemnification. No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by ViewCast with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

ARTICLE IV. shares subject to the plan
4.1. Available Shares.
          (a) Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be 3,000,000 shares of Common Stock, plus any shares of Common Stock subject to outstanding awards under the Prior Plans as of the date the Plan is approved by ViewCast’s stockholders (the “Approval Date”) that later cease to be subject to such awards for any reason other than such awards having been exercised or expired, subject to adjustment as provided in Section 4.2, which shares of Common Stock shall, as of the date such shares cease to be subject to such awards, cease to be available for grant under the Prior Plans, but shall be available for issuance under the Plan
          (b) The maximum number of shares of Common Stock that may be subject to all Awards granted under the Plan to any one Participant (i) during the Fiscal Year in which the Participant is first hired by the Company is 500,000 shares and (ii) during each subsequent Fiscal Year is 300,000 shares. The limitations provided in this Section 4.1(b) shall be subject to adjustment as provided in Section 4.2.
          (c) The aggregate number of shares available for issuance under the Plan will be reduced by one share of Common Stock for each share of Common Stock delivered in settlement of any Award of Restricted Stock, Restricted Stock Units, SARs, Performance Awards, or Other Incentive Awards that are determined by the Committee to be full value Awards, and one share for each share of Common Stock delivered in settlement of an Option. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered shares of Common Stock which were subject to the Award shall, unless the Plan shall have been terminated, become available for future Awards under the Plan.
          (d) Shares of Common Stock issued pursuant to the Plan may be original issue or treasury shares or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine. ViewCast, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.
          (e) Notwithstanding any provision of this Plan to the contrary, the Board or the Committee shall have the right to substitute or assume awards in connection with mergers, reorganizations, separations or other transactions to which Section 424(a) of the Code applies, provided such substitutions or assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder.
4.2. Adjustments for Recapitalizations and Reorganizations.
          (a) The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, ViewCast shall effect a split, subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock in the form of Common Stock without receipt of consideration by ViewCast, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and, if applicable, the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and, if applicable, the exercise price per share shall be proportionately increased.
          (b) If ViewCast recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Participant shall be entitled to receive (or to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

          (c) In the event of changes in the outstanding Common Stock by reason of a reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 4.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to (i) adjustment by the Committee in its sole discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock, or (ii) in the case of a Change of Control transaction, if approved by the Committee in its sole discretion, replacement with a comparable Award pursuant to Article XIII.
          (d) In the event of any changes in the outstanding Common Stock provided for in this Section 4.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Committee, whose determination shall be conclusive.
ARTICLE V. eligibility
          The Committee shall select Participants from those Employees, directors and other individuals or entities providing services to the Company that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.
ARTICLE VI. form of awards
          6.1. Form of Awards. Awards may be granted under the Plan, in the Committee’s sole discretion, in the form of Options pursuant to Article VII, SARs pursuant to Article VIII, Restricted Stock pursuant to Article IX, Restricted Stock Units pursuant to Article X, Performance Awards pursuant to Article XI, and Other Incentive Awards pursuant to Article XII, or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure than an Award constitutes “qualified performance based compensation” within the meaning of section 162(m) of the Code and the regulations thereunder. Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined in a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. Subject to compliance with applicable tax law, an Award Agreement may provide that a Participant may elect to defer receipt of income attributable to the exercise or vesting of an Award.
          6.2. No Repricing. Except for adjustments made pursuant to Section 4.2, the exercise price for any outstanding Option or SAR shall not be decreased after the Grant Date, nor may any outstanding Option or SAR be surrendered to ViewCast as consideration for the grant of a new Option or SAR with a lower exercise price without the approval of the holders of at least a majority of the shares of Common Stock.
          6.3. No Reload Rights. Options shall not contain any provision entitling the Participant to an automatic grant of additional Options in connection with any exercise of the original Option.
          6.4. Substitution of SARs for Options. Any provision of this Plan to the contrary notwithstanding, if ViewCast is required to or elects to record as an expense in its consolidated statements of earnings the cost of Options pursuant to FAS 123 or a similar accounting requirement, the Committee shall have the sole discretion to substitute, without receiving Participants’ consent, SARs settled only in stock for outstanding Options; provided, however, that the terms of the substituted SARs are the same as the terms of the Options, the number of shares underlying the SARs equals the number of shares underlying the Options and the difference between the Fair Market

Value of the underlying shares and the grant price of the SARs is equivalent to the difference between the Fair Market Value of the underlying shares and the exercise price of the Options.
ARTICLE VII. options
          7.1. General. Awards may be granted in the form of Options that may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees.
          7.2. Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless (i) the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company or (ii) the Option is structured to avoid negative tax consequences to the Participant under Section 409A of the Code. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than seven years after the Grant Date. Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its sole discretion.
          7.3. Restrictions Relating to Incentive Stock Options.
          (a) Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with section 422(b) of the Code. To the extent the aggregate Fair Market Value (determined as of the times the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of ViewCast and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of ViewCast or an Affiliate, within the meaning of section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.
          (b) Each Participant awarded an Incentive Stock Option shall notify ViewCast in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Grant Date of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.
7.4. Exercise of Options.
          (a) Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to ViewCast, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.
          (b) Upon exercise of an Option, the exercise price of the Option shall be payable to ViewCast in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the sole discretion of the

Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above; provided, however, that payment of the exercise price by means of tendering previously owned shares of Common Stock shall not be permitted when the same may, in the reasonable opinion of the Committee, cause ViewCast to record a loss or expense as a result thereof.
          (c) During such time as the Common Stock is registered under Section 12 of the Exchange Act, to the extent permissible under applicable law, payment of the exercise price of an Option may also be made, in the absolute discretion of the Committee, by delivery to ViewCast or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to ViewCast to pay the exercise price and any required withholding taxes.
          (d) As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, ViewCast shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option, or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.
          7.5. Termination of Employment or Service. Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service. In the event a Participant’s Award Agreement embodying the award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award:
          (a) Termination Other Than for Retirement, Disability, Death or Cause. If the employment or service of a Participant shall terminate for any reason other than Retirement, Disability, death or Cause, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of (i) the expiration of 90 days from the date of such termination of employment or service or (ii) the expiration of the term of such Option; provided, however, that if a Participant dies after his or her termination of employment or service but before the Participant’s right to exercise the Option expires under (i) or (ii) of this paragraph (a), the right to exercise the Option, to the extent then vested, shall expire on the earlier of (x) one year following the date of the Participant’s termination of employment or service or (y) the expiration of the term of such Option; provided, however, that with respect to a Participant who terminates employment or service by reasons other than for retirement, disability or death and engages in a Harmful Activity either before or after termination of employment, as determined by the Committee in its sole discretion, the 90 day period described in this paragraph (a)(i) shall be reduced to ten days from the date ViewCast gives notice of the Harmful Activity to the Participant.
          (b) Termination by Reason of Retirement, Disability or Death. If the employment or service of a Participant shall terminate by reason of Retirement, Disability or death, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of (i) the expiration of one year from the date of such termination of employment or service or (ii) the expiration of the term of such Option; provided, however, that with respect to a Participant who terminates employment or service by reason of Retirement and engages in a Harmful Activity either before or after Retirement, as determined by the Committee in its sole discretion, the one-year period described in this paragraph (b)(i) shall be reduced to ten days from the date ViewCast gives notice of the Harmful Activity to the Participant.

          (c) Termination for Cause. Notwithstanding paragraphs (a) and (b) above, if the employment or service of a Participant shall terminate for Cause, the Participant shall forfeit right to all outstanding Options held by the Participant
ARTICLE VIII. stock appreciation rights
          8.1. General. The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which SARs may be exercised shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless (i) the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company or (ii) the SARs are structured to avoid negative tax consequences to the Participant under Section 409A of the Code. The term of each SAR shall be as specified by the Committee; provided, however, that no SARs shall be exercisable later than seven years after the Grant Date. At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.
          8.2. Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to ViewCast, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised. Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate exercise price of such shares. Such amount shall be payable to the Participant in cash or in shares of Common Stock at ViewCast’s discretion, as provided in the Award Agreement; provided, however, that if SARs are to be settled in cash, the SARS shall be structured to avoid negative tax consequences to the Participant under Section 409A of the Code.
ARTICLE IX. restricted stock
          9.1. General. Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award and restrictions under applicable Federal or state securities laws. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 9.2.
          9.2. Purchased Restricted Stock. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock (“Purchased Restricted Stock”).
          9.3. Restricted Period. At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period at the sole discretion of the Committee.
          9.4. Other Terms and Conditions. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of ViewCast, in the name of a nominee of ViewCast, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) ViewCast shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the

Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, Disability, Retirement or otherwise) of a Participant prior to expiration of the Restricted Period.
          9.5. Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of ViewCast or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article XIII, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.
ARTICLE X. restricted stock units
          10.1. General. Awards may be granted in the form of Restricted Stock Units in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock Units as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which a Restricted Stock Unit may become vested or be forfeited, and providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. Upon the lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or, at ViewCast’s discretion, an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement. A Participant shall not be required to make any payment for Restricted Stock Units.
          10.2. Restricted Period. At the time an Award of Restricted Stock Units is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may have a different Restricted Period in the sole discretion of the Committee.
          10.3. Cash Dividend Rights and Dividend Unit Rights. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may include a tandem Cash Dividend Right or Dividend Unit Right grant. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Committee), or be subject to such other provisions or restrictions as determined by the Committee in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Committee in its sole discretion.
          10.4. Other Terms and Conditions. At the time of an Award of Restricted Stock Units, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock Units, including without limitation rules pertaining to the termination of employment or service (by reason of death, Disability, Retirement or otherwise) of a Participant prior to expiration of the Restricted Period.
ARTICLE XI. performance awards
          11.1. General. Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock, or a combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.
          11.2. Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (i) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (ii) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the Award, and (vi) such other terms and conditions as the Committee may determine that are not inconsistent with the Plan.
          11.3. Code Section 162(m) Requirements. The Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for “performance-based compensation” under section 162(m) of the Code (the “162(m) Requirements”). The performance criteria for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in Section 11.4 not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to a Fiscal Year that are intended to satisfy the 162(m) Requirements is $2,000,000; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one Fiscal Year shall be the foregoing limit multiplied by the number of full Fiscal Years in the performance period. At the time of the grant of a Performance Award and to the extent permitted under Code section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences. No Performance Award intended to satisfy the 162(m) Requirements shall be made after September 30, 2010 unless, prior to such date, the listing of permissible performance goals listed in Section 11.4 shall have been re-approved by the stockholders of ViewCast in the manner required under Section 162(m) of the Code and the regulations thereunder.
          11.4. Performance Goals. The performance measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, and may consist of one or more or any combination of the following criteria: (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (ii) return on equity, (iii) return on assets or net assets, (iv) return on capital or invested capital and other related financial measures, (v) cash flow, (vi) revenues, (vii) income or operating income, (viii) expenses or expense levels, (ix) one or more operating ratios, (x) stock price, (xi) total shareholder return, (xii) market share, (xiii) operating profit, (xiv) profit margin, (xv) cash flow, (xvi) capital expenditures, (xvii) net borrowing, debt leverage levels, credit quality or debt ratings, (xviii) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, (xix) net asset value per share, (xx) economic value added and (xxi) individual business objectives. The performance goals based on these performance measures may be made relative to the performance of other business entities.
          11.5. Certification and Negative Discretion. Prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall certify the extent to which the performance goals and other material terms of the Award have been achieved or satisfied. The Committee in its sole discretion shall have the authority to reduce, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.
ARTICLE XII. other incentive awards
          Other Incentive Awards may be granted in such amounts, upon such terms and at such times as the Committee shall determine. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of the Plan. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Committee, subject to the terms of the Plan.

ARTICLE XIII. change of control
          13.1. Vesting of Awards. Except as provided otherwise below in this Article or in an Award Agreement at the time an Award is granted, notwithstanding anything to the contrary in this Plan, if a Participant’s employment or service with the Company is involuntarily terminated other than for Cause or if a Participant voluntarily terminates employment or service for Good Reason, in either case within the one-year period following a Change of Control of ViewCast, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated or waived so that:
          (a) if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Participant’s termination of employment or service; or
          (b) if exercise of the Award is required, the Award may be exercised in full commencing on the date of the Participant’s termination of employment or service.
In the event all outstanding Awards are replaced in connection with a Change of Control by comparable types of awards of at least substantially equivalent value, as determined by the Committee in its sole discretion, such replacement awards shall provide for automatic acceleration or waiver as provided above in the event of a Participant’s involuntary termination of employment or service with the Company other than for Cause or voluntary termination of employment or service for Good Reason, as applicable.
          13.2. Cancellation of Awards. Notwithstanding the foregoing, on or prior to the date of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for payment by the Company, in cash, Common Stock, the securities of another company, or a combination thereof, as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Options and SARs exceeds the exercise price or grant price, and (ii) with respect to Participants holding Restricted Stock, Restricted Stock Units, Performance Awards or Other Incentive Awards, and related Cash Dividend Rights and Dividend Unit Rights (if applicable), the Committee may determine that such Participants shall receive payment in settlement of such Awards (and dividend rights), in an amount equivalent to the value of such Awards (and dividend rights) at the time of such settlement; provided, however, that the Committee shall not take the action permitted by this Section 13.2 unless counsel for ViewCast determines that such action will not result in adverse tax consequences to Participants under Section 409A of the Code. Such surrender or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify.
ARTICLE XIV. amendment and termination
          14.1. Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the holders of at least a majority of the shares of Common Stock if (i) such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, or (ii) counsel for ViewCast determines that such approval is otherwise required by or necessary to comply with applicable law or the listing requirements of NASDAQ or such other exchange or association on which the Common Stock is then listed or quoted. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award.
          14.2. Award Amendment and Cancellation. The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but except as otherwise provided herein, no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award.

          14.3. Performance-Based Compensation. In the case of an outstanding Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall not, without the approval of the holders of at least a majority of the shares of Common Stock, amend the Plan or the Award in a manner that would adversely affect the Award’s continued eligibility for the performance-based compensation exemption under section 162(m) of the Code.
ARTICLE XV. miscellaneous
          15.1. Award Agreements. After the Committee grants an Award under the Plan to a Participant, ViewCast and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.
          15.2. Listing; Suspension.
          (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. ViewCast shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
          (b) If at any time counsel to ViewCast or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on ViewCast or its Affiliates under the laws of any applicable jurisdiction, ViewCast or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on ViewCast or its Affiliates.
          (c) Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.
          15.3. Additional Conditions. Notwithstanding anything in the Plan to the contrary: (i) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to ViewCast a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (ii) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.
          15.4. Transferability. No Award shall be subject to execution, attachment or similar process. No Award of Incentive Stock Options or Restricted Stock during its Restricted Period may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. If provided in the Award Agreement, all other Awards may be transferred by a Participant to a

Permitted Transferee. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative. For purposes of the Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) any person sharing the Participant’s household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to ViewCast. In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
          15.5. Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.
          15.6. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.
          15.7. Notices. All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. ViewCast or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his address as set forth in the records of the Company or (ii) to ViewCast at the principal executive offices of ViewCast clearly marked “Attention: General Counsel.”
          15.8. Binding Effect. The obligations of ViewCast under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of ViewCast, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of ViewCast. The terms and conditions of the Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.
          15.9. Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.
          15.10. No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent ViewCast or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by ViewCast or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against ViewCast or any Affiliate as a result of such action.
          15.11. Governing Law. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas except as superseded by applicable federal law.
          15.12. No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of ViewCast as a result of participation in the Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All Awards shall be unfunded.
          15.13. Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by ViewCast or the Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by ViewCast or the Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.
          15.14. No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including without limitation ViewCast and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.
          15.15. Continued Employment or Service. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of ViewCast or an Affiliate to the Participant.
          15.16. Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.
          IN WITNESS WHEREOF, this Plan has been executed as of the Effective Date.

VIEWCAST

By:

Name:

APPENDIX “B”
VIEWCAST 2005 EMPLOYEE STOCK PURCHASE PLAN
The following constitute the provisions of the 2005 Employee Stock Purchase Plan of ViewCast.com, Inc.
     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code and in a manner to ensure that this Plan and the awards hereunder remain exempt from the provisions of Section409A of the Code. The Plan shall be operated, administered and construed to give effect to such intent. In addition, the Plan shall be subject to amendment, with or without advance notice to Participants and other interested parties, and on a prospective or retroactive basis, including but not limited amendment in a manner that adversely affects the rights of participants and other interested parties, to the extent necessary to effect such compliance with these sections of the Code.
     2. Definitions.
          (a) “Board” shall mean the Board of Directors of the company.
          (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.
          (c) “Common Stock” shall mean the Common Stock of the Company.
          (d) “Company” shall mean ViewCast.com, Inc., a Delaware corporation, and any Designated Subsidiary of the Company.
          (e) “Compensation” shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.
          (f) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
          (g) “Employee” shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.
          (h) “Enrollment Date” shall mean the first day of each Offering Period.
          (i) “Exercise Date” shall mean the last day of each Offering Period.
          (j) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:
               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;
               (2) If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;
               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.
          (k) “Offering Period” shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following March 31, during which an option granted pursuant to the Plan may be exercised. The first Offering Period shall begin on the first Trading Day to occur after the effective date of the Company’s registration of the Common Stock to be offered under this Plan with the Securities and Exchange Commission on Form S-8. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.
          (1) “Plan” shall mean this 2005 Employee Stock Purchase Plan.
          (m) “Purchase Price” shall mean an amount equal to 95% of the Fair Market Value of a share of Common Stock on the Exercise Date. The Purchase Price may be changed by the Board or its committee but in any case shall never be lower than 85% to the Fair Market Value of a share of Common Stock on the Exercise Date.
          (n) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan, which have not yet been exercised, and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.
          (o) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
          (p) “Trading Day” shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.
     3. Eligibility.
          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.
          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.
     4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after April 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on the first Trading Day to occur after the effective date of the Company’s registration of the Common Stock to be offered under this Plan with the Securities and Exchange Commission on Form S-8. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof)

with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.
     5. Participation.
          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s Human Resources office at least 5 days prior to the applicable Enrollment Date.
          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.
     6. Payroll Deductions.
          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during an Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.
          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.
          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, but may not otherwise increase or decrease the rate of his or her payroll deductions during the Offering Period. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the “Current Offering Period”) that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant’ s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.
          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.
     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price. In no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Common Stock on the Enrollment Date. All such purchases shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.
     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, a certificate representing the shares purchased will be delivered to you.
     10. Withdrawal: Termination of Employment.
          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.
          (b) Upon a participant’s ceasing to be an Employee (as defined in Section 2(g) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.
          (c) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan, which may hereafter be adopted by the Company, or in succeeding Offering Periods, which commence after the termination of the Offering Period from which the participant withdraws.
     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.
     12. Stock.
          (a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.
          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.
     13. Administration.
          (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.
          (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not “disinterested” as that term is used in Rule 16b-3.
     14. Designation of Beneficiary.
          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
     15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
     18. Adjustments Upon Changes in Capitalization.
          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.
          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.
          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date.) or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase or receive, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.
          The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.
     19. Amendment or Termination.
          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b 3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.
          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange redo applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
     22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

VIEWCAST CORPORATION
17300 N. Dallas Pkwy., Suite 2000
Dallas, TX 75248

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints H.T. Ardinger, Jr. and George C. Platt, and each of them, agents with full power of substitution, to vote as proxy all the shares of Common Stock of ViewCast.com, Inc. held of record by the undersigned on August 31, 2005, at the Annual Meeting of Stockholders of ViewCast.com, Inc. to be held on October 13, 2005, and at any adjournment or postponement thereof, in the manner indicated on the reverse hereof and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.

        The Proxy will be voted as directed, or if no direction is indicated, will be voted FOR all nominees listed below for election as directors, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

(1)	ELECTION OF DIRECTORS

Nominees: H.T. Ardinger, Jr., Joseph Autem, David A. Dean and George C. Platt.

☐ VOTE FOR for all nominees above, except as to the following nominees (if any):

☐ VOTE WITHHELD from all nominees

(continued on back)

(continued from front)

(2)	APPROVAL OF THE 2005 STOCK INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	APPROVAL OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)	RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: , 2005

Signature

Signature (if held jointly)

When signing as Executor, Administrator, Trustee or the like, please give full title.